Exhibit 31.1

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Ronald S. McIntyre, certify that:

1.     I have reviewed the annual report on Form 10-K of Inter-Con/PC, Inc. (“Inter-Con”);

2.     Based on my knowledge, the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the annual report;

3.     Based on my knowledge, the financial statements, and other financial information included in the annual report, fairly present in all material respects the financial condition, results of operations and cash flows of  Inter-Con as of, and for, the periods presented in the annual report;

4.     I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Inter-Con and we have:  a) designed such disclosure controls and procedures to ensure that material information relating to Inter-Con, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the annual report is being  prepared;  b)  evaluated  the effectiveness  of Inter-Con disclosure  controls and procedures as of a date within 90 days  prior to the filing  date of this  quarterly  report  (the "Evaluation Date"); and c) presented in the annual report our conclusions about the  effectiveness  of the  disclosure  controls  and  procedures  based  on our evaluation as of the Evaluation Date;

5.     Inter-Con’s other certifying officers and I have disclosed, based on my most recent evaluation,  to Inter-Con’s auditors and the audit committee of Inter-Con’s board of directors (or persons performing the equivalent function): a) all significant deficiencies in the design or operation of internal controls which could  adversely  affect Inter-Con’s ability to record,  process, summarize and report  financial data and have  identified for Inter-Con’s auditors any material weaknesses in internal controls; and b) any fraud, whether or not  material,  that  involves  management  or  other  employees  who have a significant role in Inter-Con’s internal controls; and

6.     I have indicated in the annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 16, 2009

s/  Ronald S. McIntyre
Name: Ronald S. McIntyre
Title: Chairman, President,
Chief Executive and
Chief Financial Officer
(Principal Executive and Financial Officer)